Severance and Retirement Plans - Weighted Average Assumptions Used to Determine Net Periodic Cost (Detail)	12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Mar. 31, 2011
Weighted-average assumptions:
Weighted-average assumptions: Discount rate		0.90%	0.90%
Weighted-average assumptions: Assumed rate of increase in future compensation levels		1.50%	1.80%
Weighted-average assumptions: Expected long-term rate of return on plan assets		2.00%	2.00%